Exhibit 10.5

AMENDMENT NO. 1

TO

MASTER CONTRACT LOGISTICS SERVICES AGREEMENT

BY AND BETWEEN

NORTEL NETWORKS LIMITED

AND

FLEXTRONICS TELECOM SYSTEMS LTD.

This Amendment is effective as of the 8th day of February 2005 by and between Nortel Networks Limited, a Canadian corporation with a place of business at 8200 Dixie Road, Suite 100, Brampton, Ontario (“Nortel Networks”) and Flextronics Telecom Systems Ltd., a company organized under the laws of Mauritius, and having its registered office located at Suite 802 St James Court, St Denis Street, Port Louis, Mauritius (“Flextronics”).

WHEREAS, Nortel Networks and Flextronics previously entered into a Master Contract Logistics Services Agreement, executed June 29, 2004 (“Execution Date”);

WHEREAS, the Parties agreed in a Phased Closing Side Letter, dated as of June 29, 2004, that the Effective Date of the Master Contract Logistics Services Agreement (“Agreement”) shall be the date that the first Virtual System House Agreement is executed;

WHEREAS, the first Virtual System House Agreement has been executed as of February 8, 2005; and

WHEREAS, the Parties agreed on the Execution Date that certain information and schedules to the Agreement would be documented as of the Effective Date;

NOW THEREFORE, intending to be legally bound, the Parties hereby agree to amend the Agreement as follows:

A.	The “Effective Date” of the Master Contract Logistics Services Agreement is February 8, 2005.

B.	Exhibit 2 is deleted in its entirety and replaced with the attached Exhibit 2 “Performance Metrics & Report Cards”.

C.	Schedule C to Exhibit 3 is deleted in its entirety and replaced with the attached Schedule C to Exhibit 3 “Nortel Networks Programs to Deliver OCR”.

Except as provided above, the Agreement remains unmodified.

This Amendment Number 1 to the Master Contract Logistics Services Agreement is hereby executed by the duly authorized representatives of each party.

NORTEL NETWORKS LIMITED	FLEXTRONICS TELECOM SYSTEMS LTD.

By:	/s/ Peter Murphy	By:	/s/ M. Marimuthu

Print Name:	Peter Murphy	Print Name:	Manny Marimuthu

Title:	VP Global Supply Chain Operations	Title:	Authorized Signatory